SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           November 5, 1999


                                 Medtronic, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State of Other Jurisdiction of Incorporation)


           1-7707                                             41-0793183
    (Commission File Number)                (I.R.S. Employer Identification No.)


          7000 Central Avenue Northeast
          Minneapolis, Minnesota                                         55432
    (Address of Principal Executive Offices)                          (Zip Code)


                                 (612) 514-4000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets

         On November 5, 1999, Medtronic, Inc. (the "Registrant") acquired all of the outstanding stock of Xomed Surgical Products, Inc. ("Xomed") through a merger of a newly-created subsidiary of the Registrant into Xomed. Pursuant to the merger (which is being accounted for as a pooling of interests), the shareholders of Xomed receive 1.74723 shares of the Registrant's Common Stock in exchange for each of the approximately 12.3 million shares of Xomed Common Stock outstanding at the time of the merger. In addition, holders of options outstanding at the time of the merger to purchase an aggregate of approximately
1.7 million shares of Xomed Common Stock will receive, upon exercise of such options, the same fraction of a share of the Registrant's Common Stock. A copy of the press release announcing the closing of the merger transaction is filed as Exhibit 99 to this Form 8-K.

         Xomed, headquartered in Jacksonville, Florida, is the world's leading provider of surgical products used by ear, nose and throat surgeons, producing a number of products that treat sinus and rhinology conditions such as diseases, infections, malformations and inflammations of the sinuses, otological conditions such as infections, diseases or malformations of the middle ear, and other head and neck conditions.



Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not required.

         (b)      Pro Forma Financial Information:

                  Not required.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDTRONIC, INC.


Date:  November 5, 1999                 By     /s/ Robert L. Ryan
                                            Robert L. Ryan
                                            Senior Vice President and Chief
                                            Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                                 MEDTRONIC, INC.




Exhibit Number    Exhibit Description

         2 Agreement and Plan of Merger dated August 26, 1999, by and among Medtronic, Inc., Xomed Surgical Products, Inc. and MXS Merger Corp.--incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form S-4, Reg. No. 333-87439.

         99       Press release dated November 5, 1999.